United States
Securities and Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2004

Commission file number 001-16189

NiSource Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	35-2108964

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 27, 2004, NiSource Inc. (the “Company”) reported its results for the period ended September 30, 2004. The Company’s press release, dated October 27, 2004, is attached as Exhibit 99.1. This Item 2.02 is deemed to be filed for purposes of Section 18 of the Securities Exchange Act.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 26, 2004, the Board of Directors of the Company appointed Robert C. Skaggs, Jr. president of the corporation. A press release announcing Mr. Skaggs’ appointment is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit
Number	Description
99.1	Press Release, dated October 27, 2004, issued by NiSource Inc.

99.2	Press Release, dated October 26, 2004, issued by NiSource Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.

(Registrant)

Date: October 26, 2004	By:	/s/ Jeffrey W. Grossman

Jeffrey W. Grossman
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated October 27, 2004, issued by NiSource Inc.
99.2	Press Release, dated October 26, 2004, issued by NiSource Inc.